UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-03495

DWS Money Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2014

Annual Report

to Shareholders

Cash Reserves Fund Institutional

Contents
Cash Reserves Fund Institutional
3 Portfolio Management Review
7 Statement of Assets and Liabilities
8 Statement of Operations
9 Statement of Changes in Net Assets
10 Financial Highlights
11 Notes to Financial Statements
15 Report of Independent Registered Public Accounting Firm
16 Information About Your Fund's Expenses
17 Tax Information
Cash Management Portfolio
19 Investment Portfolio
36 Statement of Assets and Liabilities
37 Statement of Operations
38 Statement of Changes in Net Assets
39 Financial Highlights
40 Notes to Financial Statements
44 Report of Independent Registered Public Accounting Firm
45 Advisory Agreement Board Considerations and Fee Evaluation
50 Board Members and Officers
55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors of the fund may have a significant adverse effect on the share price of the fund. See the prospectus for specific details regarding the fund's risk profile.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutscheliquidity.com/US for the fund's most recent month-end performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Yields fluctuate and are not guaranteed.

Investment Objective
The fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. The fund is a feeder fund that invests substantially all of its assets in a "master portfolio," the Cash Management Portfolio, which will invest directly in securities and other instruments. The Cash Management Portfolio has the same investment objective as the fund.

In late 2013, the markets were unsettled by announcements from the U.S. Federal Reserve Board (the Fed) that it would soon begin to taper its monthly asset purchases and end its quantitative easing program. But by the time the Fed actually began tapering in January 2014, financial markets took the event very much in stride. This was because a stream of more favorable economic data increased confidence that the U.S. recovery is sustainable. At the March 2014 Federal Open Market Committee (FOMC) meeting, Fed Chair Janet Yellen said that the central bank would now be looking at a "basket" of economic indicators — rather than a goal of 6.5% U.S. unemployment — as a guideline for when it would consider raising short-term rates. Throughout 2014, the fixed-income yield curve responded to generally improving economic data and shifting interest rate expectations. The release of the minutes from the June 2014 FOMC meeting gave market participants a framework for how the Fed will end its "policy accommodation," i.e., begin to raise short-term interest rates, possibly in mid-to-late 2015. Near the end of 2014, positive employment and GDP figures accelerated expectations regarding when the Fed will raise rates, and short-term market rates rose. Within the money markets, the Fed continued to experiment with its overnight repurchase agreement program — which is essentially setting the "floor" for money market rates — in order to set up an orderly market environment for the time when the federal funds rate is actually raised.

Fund Performance (as of December 31, 2014)
Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
An investment in this fund is not insured or guaranteed by the FDIC or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price.

7-Day Current Yield
December 31, 2014	.01	%*
December 31, 2013	.01	%*
* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.
Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolio over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. Please visit our Web site at deutscheliquidity.com/US for the product's most recent month-end performance.

Positive Contributors to Fund Performance

We were able to maintain a competitive yield for the fund during the annual period ended December 31, 2014. We continued to seek ample liquidity, high credit quality and strong diversification across sectors and geographic regions by maintaining a neutral-to-long portfolio duration (or interest rate sensitivity). We pursued this strategy in light of the outlook for continued near-zero short-term interest rates and limited money market supply. In addition, outside of mandated liquidity requirements, we looked to keep the fund’s cash position relatively low in order to take advantage of higher yields available from six-month-to-one-year money market securities.

Negative Contributors to Fund Performance

The types of securities that we were investing in tended to have lower yields than issues carrying more risk. We preferred to be cautious during a time of market uncertainty. In the end this cost the fund some yield, but we believe that this represented a prudent approach to preserving principal.

Outlook and Positioning

Within money markets, the current balance of tight supply and heavy demand will most likely persist for the next several months. These technical market conditions should keep yields very low throughout the one-day-to-one-year money market yield curve maturity spectrum until the Fed begins to increase short-term rates. Our current forecast is for the federal funds rate to be increased sometime during the second half of this year. In preparation for this critical moment in the fixed-income markets, we are maintaining a cautious approach, with a shorter duration, an emphasis on short fixed maturities and floating-rate notes, and increased selectivity regarding longer maturities. Our goal, as always, is to maintain ample liquidity, high credit quality and strong diversification across geographic regions and market sectors.

On July 23, 2014, the Securities and Exchange Commission (SEC) released a series of new rules regarding money market funds. The new rules were long anticipated, and do not appear to have had a major impact on market conditions initially. In the coming months, we will be closely monitoring the effect of the changes on the market and will consider any structural and operational changes, or other alternatives necessary for the fund to adhere to the new rules prior to its compliance date.

We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards under the current market conditions. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Quantitative easing entails the Fed’s purchase of government and other securities from the market in an effort to increase money supply.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

GDP, or gross domestic product, is the value of all goods and services produced by a country’s economy.

A repurchase agreement (repo) is an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest-bearing, short-term "parking place" for large sums of money.

Floating-rate securities are debt instruments with floating-rate coupons that generally reset every 30 to 90 days. While floating-rate loans are senior to equity and fixed-income securities, there is no guaranteed return of principal in case of default. Floating-rate loans often have less interest-rate risk than other fixed-income investments. Floating-rate loans are most often secured assets, generally senior to a company’s secured debt and can be transferred to debt holders, providing potential downside potential.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investment in Cash Management Portfolio, at value	$1,007,410,810
Receivable for Fund shares sold	1,331,703
Other assets	2,448
Total assets	1,008,744,961
Liabilities
Distributions payable	985
Accrued Trustees' fees	2,331
Other accrued expenses and payables	120,095
Total liabilities	123,411
Net assets, at value	$1,008,621,550
Net Assets Consist of
Accumulated net realized gain (loss)	(236,370)
Paid-in capital	1,008,857,920
Net assets, at value	$1,008,621,550
Net Asset Value
Net Asset Value, offering and redemption price per share ($1,008,621,550 ÷ 1,009,067,695 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income and expenses allocated from Cash Management Portfolio: Interest	$2,593,367
Expenses*	(1,916,539)
Net investment income allocated from Cash Management Portfolio	676,828
Expenses: Administration fee	1,373,097
Services to shareholders	49,779
Service fees	4,950
Professional fees	39,146
Reports to shareholders	34,505
Registration fees	25,010
Trustees' fees and expenses	7,038
Other	23,422
Total expenses before expense reductions	1,556,947
Expense reductions	(1,017,493)
Total expenses after expense reductions	539,454
Net investment income	137,374
Net realized gain (loss) allocated from Cash Management Portfolio	2,534
Net increase (decrease) in net assets resulting from operations	$139,908

* Net of $367,710 Advisor reimbursement allocated from Cash Management Portfolio for the year ended December 31, 2014.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$137,374	$375,228
Net realized gain (loss)	2,534	22,534
Net increase (decrease) in net assets resulting from operations	139,908	397,762
Distributions to shareholders from: Net investment income	(137,375)	(396,227)
Fund share transactions: Proceeds from shares sold	15,172,065,365	20,444,803,483
Reinvestment of distributions	90,460	270,851
Payments for shares redeemed	(15,530,184,273)	(20,735,692,063)
Net increase (decrease) in net assets from Fund share transactions	(358,028,448)	(290,617,729)
Increase (decrease) in net assets	(358,025,915)	(290,616,194)
Net assets at beginning of period	1,366,647,465	1,657,263,659
Net assets at end of period (including undistributed net investment income of $0 and $0, respectively)	$1,008,621,550	$1,366,647,465
Other Information
Shares outstanding at beginning of period	1,367,096,143	1,657,713,872
Shares sold	15,172,065,365	20,444,803,483
Shares issued to shareholders in reinvestment of distributions	90,460	270,851
Shares redeemed	(15,530,184,273)	(20,735,692,063)
Net increase (decrease) in Fund shares	(358,028,448)	(290,617,729)
Shares outstanding at end of period	1,009,067,695	1,367,096,143

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations: Net investment income	.000	a	.000	a	.001		.000	a	.001
Net realized gain (loss)	.000	a	.000	a	.000	a	.000	a	.000	a
Total from investment operations	.000	a	.000	a	.001		.000	a	.001
Less distributions from: Net investment income	(.000	)a	(.000	)a	(.001)		(.000	)a	(.001)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)b	.01		.02		.07		.05		.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,009		1,367		1,657		1,993		4,040
Ratio of expenses before expense reductions, including expenses allocated from Cash Management Portfolio (%)	.28		.27		.28		.28		.28
Ratio of expenses after expense reductions, including expenses allocated from Cash Management Portfolio (%)	.18		.20		.21		.21		.20
Ratio of net investment income (%)	.01		.02		.07		.05		.12
a Amount is less than $.0005. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Cash Reserves Fund Institutional (the "Fund") is a diversified series of DWS Money Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund is a feeder fund that seeks to achieve its investment objective by investing substantially all of its investable assets in a master portfolio, the Cash Management Portfolio (the "Portfolio"), an open-end management investment company registered under the 1940 Act and organized as a New York trust advised by Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. At December 31, 2014, the Fund owned approximately 5% of the Portfolio.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Security Valuation. The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

Disclosure about the classification of fair value measurements is included in a table following the Portfolio's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $236,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforward	$(236,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income*	$137,375	$396,227

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. The Fund receives an allocation of the Portfolio's net investment income and net realized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor serves as the investment manager to the Fund. The Advisor receives a management fee from the Portfolio pursuant to the master/feeder structure listed above in Note A.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2014 through September 30, 2015, DIMA has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund, including expenses of the Portfolio allocated to the Fund, to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.21% of the Fund's average daily net assets.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

For the year ended December 31, 2014, the Administration Fee was $1,373,097, of which $971,348 was waived and $38,391 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DSC aggregated $41,195, all of which was waived.

Shareholder Servicing Fee. DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firm services. For the year ended December 31, 2014, the Service Fee was as follows:
	Total Aggregated	Waived	Annual Effective Rate
Cash Reserves Fund Institutional	$4,950	$4,950	.00%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in Statement of Operations under "Reports to shareholders" aggregated $18,581, of which $7,922 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2014, there were two shareholder accounts that held approximately 10% each of the outstanding shares of the Fund.

D. Money Market Fund Reform

In July 2014, the SEC adopted money market fund reform intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The Fund is required to comply with money market reforms by the specified compliance dates. As a result, the Fund may be required to take certain steps that will impact its structure and/or operations, which could impact the return potential of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Money Market Trust and Shareholders of Cash Reserves Fund Institutional:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Reserves Fund Institutional (hereafter referred to as the "Fund") at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014 (Unaudited)
Actual Fund Return*
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$1,000.05
Expenses Paid per $1,000**	$.91
Hypothetical 5% Fund Return*
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$1,024.30
Expenses Paid per $1,000**	$.92

* Expenses include amounts allocated proportionally from the master portfolio.

** Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio
Cash Reserves Fund Institutional	.18%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 1.34% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

(The following financial statements of the Cash Management Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of December 31, 2014
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 10.8%
Banco del Estado de Chile, 0.22%, 4/3/2015	90,000,000	90,000,000
Bank of Montreal:
0.2%, 1/12/2015	150,000,000	150,000,000
0.2%, 4/13/2015	217,000,000	217,000,000
0.23%, 5/13/2015	150,000,000	150,000,000
Bank of Nova Scotia:
0.24%, 3/3/2015	160,000,000	160,000,000
0.25%, 2/17/2015	47,500,000	47,500,000
1.85%, 1/12/2015	27,060,000	27,072,764
Canadian Imperial Bank of Commerce, 0.22%, 2/9/2015	40,008,000	40,008,208
DZ Bank AG:
0.27%, 5/7/2015	100,000,000	100,001,748
0.31%, 2/13/2015	9,004,000	9,003,999
0.31%, 2/19/2015	25,000,000	25,000,000
Microsoft Corp., 1.625%, 9/25/2015	22,813,000	23,041,390
Mitsubishi UFJ Trust & Banking Corp., 0.2%, 1/5/2015	73,000,000	73,000,000
National Australia Bank Ltd.:
1.6%, 8/7/2015	1,000,000	1,007,341
2.0%, 3/9/2015	20,000,000	20,062,254
144A, 2.75%, 9/28/2015	57,200,000	58,136,900
Nordea Bank Finland PLC:
0.22%, 4/2/2015	200,000,000	200,000,000
0.235%, 5/21/2015	35,000,000	35,000,000
Oversea-Chinese Banking Corp., Ltd.:
0.19%, 3/9/2015	40,000,000	40,000,000
0.28%, 8/3/2015	49,000,000	48,998,546
Province of Ontario Canada, 2.95%, 2/5/2015	3,030,000	3,037,744
Rabobank Nederland NV:
0.245%, 3/13/2015	140,000,000	140,000,000
0.27%, 7/3/2015	63,500,000	63,500,000
Royal Bank of Canada, 0.8%, 10/30/2015	8,923,000	8,955,210
Sumitomo Mitsui Banking Corp.:
0.16%, 1/7/2015	50,000,000	50,000,000
0.16%, 1/12/2015	50,000,000	50,000,000
0.16%, 1/14/2015	50,000,000	50,000,000
0.16%, 1/16/2015	30,000,000	30,000,000
Svenska Handelsbanken AB, 0.19%, 1/8/2015	115,993,000	115,993,000
The Toronto-Dominion Bank, 0.295%, 7/13/2015	91,400,000	91,400,000
Wal-Mart Stores, Inc., 5.319%, 6/1/2015	34,000,000	34,721,065
Total Certificates of Deposit and Bank Notes (Cost $2,152,440,169)		2,152,440,169

Commercial Paper 39.9%
Issued at Discount** 32.2%
Antalis U.S. Funding Corp., 144A, 0.12%, 1/6/2015	55,000,000	54,999,083
Apple, Inc.:
0.07%, 1/12/2015	17,500,000	17,499,626
0.18%, 2/6/2015	20,000,000	19,996,400
0.18%, 2/10/2015	20,000,000	19,996,000
0.22%, 6/17/2015	15,000,000	14,984,692
Bank Nederlandse Gemeenten, 0.245%, 6/2/2015	30,000,000	29,968,967
Bedford Row Funding Corp.:
144A, 0.19%, 1/5/2015	3,484,000	3,483,926
144A, 0.23%, 4/22/2015	40,000,000	39,971,633
144A, 0.3%, 6/9/2015	50,000,000	49,933,750
144A, 0.32%, 4/1/2015	35,000,000	34,972,000
144A, 0.32%, 7/23/2015	33,000,000	32,940,453
Caisse Centrale Desjardins:
0.13%, 1/5/2015	8,892,000	8,891,872
0.175%, 2/12/2015	53,000,000	52,989,179
Caisse des Depots et Consignations, 144A, 0.22%, 2/17/2015	3,011,000	3,010,135
Catholic Health Initiatives, 0.22%, 5/5/2015	11,620,000	11,611,195
Charta Corp., 144A, 0.2%, 3/6/2015	133,000,000	132,952,711
Chevron Corp.:
144A, 0.09%, 1/8/2015	42,491,000	42,490,256
144A, 0.1%, 1/5/2015	16,492,000	16,491,817
144A, 0.12%, 3/11/2015	83,000,000	82,980,910
144A, 0.13%, 1/8/2015	82,500,000	82,497,915
CNPC Finance HK Ltd.:
144A, 0.4%, 1/5/2015	64,250,000	64,247,144
144A, 0.4%, 1/15/2015	45,000,000	44,993,000
144A, 0.4%, 1/16/2015	17,000,000	16,997,167
144A, 0.4%, 1/20/2015	30,000,000	29,993,667
Coca-Cola Co.:
0.15%, 3/20/2015	6,985,000	6,982,730
0.2%, 2/18/2015	50,000,000	49,986,667
0.2%, 2/19/2015	40,800,000	40,788,893
0.21%, 3/6/2015	2,525,000	2,524,057
0.21%, 3/25/2015	43,913,000	43,891,739
0.31%, 9/16/2015	82,000,000	81,817,823
0.33%, 9/10/2015	6,500,000	6,484,985
0.34%, 11/5/2015	10,000,000	9,970,911
Collateralized Commercial Paper Co., LLC, 0.2%, 2/2/2015	108,000,000	107,980,800
Collateralized Commercial Paper II Co., LLC:
144A, 0.2%, 1/2/2015	70,000,000	69,999,611
144A, 0.22%, 3/18/2015	110,000,000	109,948,911
CPPIB Capital, Inc.:
0.3%, 2/11/2015	21,000,000	20,992,825
0.3%, 2/17/2015	10,000,000	9,996,083
0.3%, 2/27/2015	10,000,000	9,995,250
Dexia Credit Local:
0.24%, 5/5/2015	26,770,000	26,747,870
0.265%, 4/8/2015	35,000,000	34,975,009
0.3%, 5/29/2015	50,927,000	50,864,190
0.31%, 5/29/2015	68,500,000	68,412,701
Erste Abwicklungsanstalt:
144A, 0.17%, 1/16/2015	21,000,000	20,998,513
144A, 0.17%, 2/3/2015	5,000,000	4,999,221
144A, 0.18%, 2/19/2015	106,500,000	106,473,908
144A, 0.2%, 4/8/2015	38,175,000	38,154,428
Exxon Mobil Corp., 0.02%, 1/6/2015	45,000,000	44,999,875
General Electric Capital Corp.:
0.23%, 2/9/2015	125,000,000	124,968,854
0.23%, 2/11/2015	20,108,000	20,102,733
Gotham Funding Corp., 144A, 0.17%, 1/9/2015	75,000,000	74,997,167
Hannover Funding Co., LLC:
0.17%, 1/8/2015	10,000,000	9,999,669
0.17%, 1/13/2015	25,000,000	24,998,583
0.2%, 2/5/2015	30,746,000	30,740,022
Illinois Tool Works, Inc., 0.17%, 1/16/2015	21,800,000	21,798,456
Kells Funding LLC:
144A, 0.21%, 4/21/2015	98,819,000	98,755,591
144A, 0.21%, 4/22/2015	50,000,000	49,967,625
Kimberly-Clark Corp., 0.1%, 1/7/2015	30,000,000	29,999,500
Macquarie Bank Ltd.:
144A, 0.235%, 2/9/2015	50,000,000	49,987,271
144A, 0.25%, 2/23/2015	40,000,000	39,985,278
Manhattan Asset Funding Co., LLC:
144A, 0.17%, 1/7/2015	75,000,000	74,997,875
144A, 0.17%, 1/9/2015	81,000,000	80,996,940
144A, 0.18%, 1/13/2015	9,857,000	9,856,409
MetLife Short Term Funding LLC:
144A, 0.12%, 1/5/2015	982,000	981,987
144A, 0.15%, 1/20/2015	4,992,000	4,991,605
144A, 0.2%, 3/18/2015	23,462,000	23,452,094
Microsoft Corp.:
0.09%, 2/25/2015	170,000,000	169,976,625
0.1%, 1/7/2015	100,000,000	99,998,333
0.1%, 2/10/2015	170,000,000	169,981,111
0.1%, 2/25/2015	100,000,000	99,984,722
Nederlandse Waterschapsbank NV, 0.28%, 7/9/2015	90,000,000	89,867,700
Nestle Finance International Ltd., 0.19%, 2/11/2015	145,275,000	145,243,564
New York Life Capital Corp.:
144A, 0.1%, 2/10/2015	8,550,000	8,549,050
144A, 0.11%, 2/11/2015	10,665,000	10,663,664
144A, 0.15%, 1/2/2015	20,750,000	20,749,914
Nieuw Amsterdam Receivables Corp., 144A, 0.19%, 1/6/2015	99,000,000	98,997,388
Nordea Bank AB:
0.2%, 2/9/2015	100,000,000	99,978,333
0.225%, 4/1/2015	25,500,000	25,485,656
Oesterreichische Kontrollbank AG, 0.12%, 1/26/2015	2,616,000	2,615,782
Old Line Funding LLC:
144A, 0.23%, 3/9/2015	106,000,000	105,954,626
144A, 0.25%, 5/26/2015	950,000	949,043
144A, 0.25%, 5/29/2015	50,000,000	49,948,599
144A, 0.25%, 6/2/2015	50,000,000	49,947,288
Procter & Gamble Co.:
0.08%, 1/26/2015	45,000,000	44,997,500
0.11%, 3/11/2015	50,000,000	49,989,458
0.13%, 1/8/2015	88,400,000	88,397,766
0.15%, 1/15/2015	83,500,000	83,495,129
0.15%, 2/2/2015	104,000,000	103,986,133
PSP Capital, Inc., 0.14%, 1/26/2015	4,467,000	4,466,566
Regency Markets No. 1 LLC:
144A, 0.14%, 1/2/2015	115,107,000	115,106,552
144A, 0.19%, 1/26/2015	49,000,000	48,993,535
Roche Holdings, Inc.:
144A, 0.165%, 1/26/2015	110,750,000	110,737,310
144A, 0.165%, 2/2/2015	50,000,000	49,992,667
Siemens Capital Co., LLC, 144A, 0.115%, 1/5/2015	10,850,000	10,849,861
Sinopec Century Bright Capital Investment Ltd.:
0.35%, 1/13/2015	58,000,000	57,993,233
0.35%, 1/21/2015	120,000,000	119,976,667
0.35%, 2/10/2015	75,000,000	74,970,833
Standard Chartered Bank:
0.22%, 3/3/2015	145,000,000	144,945,947
0.25%, 2/2/2015	179,500,000	179,460,111
0.26%, 4/6/2015	132,500,000	132,409,090
0.32%, 6/8/2015	112,000,000	111,842,702
The Army & Air Force Exchange Service:
0.11%, 1/7/2015	13,500,000	13,499,753
0.14%, 3/26/2015	80,000,000	79,973,867
Thunder Bay Funding LLC:
144A, 0.27%, 6/10/2015	100,000,000	99,880,000
144A, 0.28%, 6/15/2015	50,000,000	49,935,823
Toronto-Dominion Holdings (U.S.A.), Inc.:
0.08%, 1/2/2015	49,000,000	48,999,891
0.28%, 6/5/2015	56,500,000	56,431,886
United Overseas Bank Ltd., 0.26%, 1/5/2015	19,000,000	18,999,451
USAA Capital Corp., 0.12%, 1/7/2015	88,405,000	88,403,232
Victory Receivables Corp.:
144A, 0.15%, 1/6/2015	9,337,000	9,336,806
144A, 0.18%, 1/13/2015	156,000,000	155,990,640
Walt Disney Co.:
0.06%, 2/26/2015	143,000,000	142,986,653
0.09%, 2/18/2015	150,000,000	149,982,000
Working Capital Management Co., 144A, 0.17%, 1/13/2015	68,000,000	67,996,147
		6,412,376,764
Issued at Par 7.7%
ANZ New Zealand International Ltd., 144A, 0.221%*, 1/12/2015	100,000,000	100,000,000
ASB Finance Ltd., 144A, 0.251%*, 6/16/2015	100,000,000	100,000,000
Australia & New Zealand Banking Group Ltd.:
144A, 0.249%*, 4/30/2015	40,000,000	39,999,335
144A, 0.331%*, 8/18/2015	120,700,000	120,700,000
Banco del Estado de Chile, 0.28%*, 3/5/2015	43,300,000	43,300,000
Bedford Row Funding Corp.:
144A, 0.234%, 7/2/2015	45,000,000	45,000,000
144A, 0.25%*, 6/26/2015	50,000,000	50,000,000
BNZ International Funding Ltd.:
144A, 0.252%*, 6/10/2015	20,000,000	20,000,000
144A, 0.252%*, 2/2/2015	50,000,000	50,000,000
Caisse Centrale Desjardins, 144A, 0.234%*, 1/26/2015	100,000,000	99,999,313
Canadian Imperial Bank of Commerce, 0.232%*, 5/8/2015	50,000,000	50,000,000
DBS Bank Ltd., 144A, 0.242%*, 2/20/2015	35,000,000	35,000,412
Kells Funding LLC:
144A, 0.238%*, 1/27/2015	110,000,000	109,999,591
144A, 0.242%*, 2/5/2015	65,000,000	65,000,537
144A, 0.243%*, 2/13/2015	26,000,000	26,000,274
Kommunalbanken AS, 144A, 0.254%*, 1/26/2015	21,370,000	21,370,910
Old Line Funding LLC, 144A, 0.184%*, 2/2/2015	83,000,000	83,000,000
Royal Bank of Canada:
0.241%*, 2/12/2015	100,000,000	100,000,000
0.248%*, 9/3/2015	136,500,000	136,491,287
0.272%*, 12/10/2015	50,000,000	50,000,000
Wells Fargo Bank NA:
0.31%*, 9/9/2015	75,000,000	75,000,000
0.31%*, 12/10/2015	110,000,000	110,000,000
Westpac Banking Corp., 0.232%*, 2/20/2015	14,500,000	14,500,138
		1,545,361,797
Total Commercial Paper (Cost $7,957,738,561)		7,957,738,561

Government & Agency Obligations 4.8%
U.S. Government Sponsored Agencies 4.1%
Federal Farm Credit Bank:
0.1%**, 5/13/2015	12,500,000	12,495,417
0.138%*, 3/3/2016	35,000,000	35,000,000
0.3%, 8/17/2015	9,500,000	9,506,339
Federal Home Loan Bank:
0.073%**, 2/4/2015	20,000,000	19,998,621
0.085%**, 2/11/2015	12,500,000	12,498,790
0.125%, 9/2/2015	10,000,000	9,994,479
0.14%, 8/5/2015	31,200,000	31,190,252
0.19%, 9/1/2015	55,000,000	54,995,205
0.19%, 9/3/2015	27,500,000	27,496,731
0.2%, 9/17/2015	64,125,000	64,116,810
0.21%, 10/13/2015	40,000,000	39,991,231
0.25%, 10/2/2015	64,600,000	64,600,000
0.263%, 10/9/2015	79,825,000	79,825,000
Federal Home Loan Mortgage Corp.:
0.064%**, 4/6/2015	36,667,000	36,660,807
0.09%**, 2/2/2015	25,000,000	24,998,000
0.09%**, 3/4/2015	50,000,000	49,992,250
0.095%**, 4/16/2015	35,800,000	35,790,080
0.095%**, 4/21/2015	25,000,000	24,992,743
0.12%**, 6/1/2015	26,500,000	26,486,662
0.251%**, 12/7/2015	32,223,000	32,146,919
Federal National Mortgage Association:
0.045%**, 2/17/2015	30,000,000	29,998,238
0.095%**, 1/20/2015	30,000,000	29,998,496
0.095%**, 4/16/2015	12,500,000	12,496,536
0.11%**, 5/18/2015	50,000,000	49,979,069
		815,248,675
U.S. Treasury Obligations 0.7%
U.S. Treasury Floating Rate Note, 0.11%*, 7/31/2016	65,610,000	65,610,000
U.S. Treasury Note, 2.25%, 1/31/2015	75,000,000	75,136,642
		140,746,642
Total Government & Agency Obligations (Cost $955,995,317)		955,995,317

Short-Term Notes* 7.5%
Banco del Estado de Chile, 0.241%, 5/14/2015	58,000,000	58,000,000
Bank of Nova Scotia, 0.347%, 1/22/2016	85,000,000	85,000,000
Canadian Imperial Bank of Commerce, 0.37%, 8/18/2015	176,750,000	176,750,000
Commonwealth Bank of Australia:
144A, 0.239%, 7/10/2015	180,000,000	180,000,000
144A, 0.513%, 1/29/2015	29,450,000	29,456,169
JPMorgan Chase Bank NA, 0.352%, 2/22/2016	164,250,000	164,250,000
Rabobank Nederland NV:
0.279%, 4/10/2015	59,500,000	59,500,000
0.281%, 7/6/2015	136,500,000	136,500,000
0.284%, 6/1/2015	70,000,000	70,000,000
Svenska Handelsbanken AB, 144A, 0.353%, 10/2/2015	168,000,000	168,000,000
Wells Fargo Bank NA, 0.26%, 6/16/2015	125,000,000	125,000,000
Westpac Banking Corp.:
0.238%, 5/11/2015	110,000,000	110,000,000
0.242%, 5/4/2015	125,000,000	125,000,000
Total Short-Term Notes (Cost $1,487,456,169)		1,487,456,169

Time Deposits 7.1%
Australia & New Zealand Banking Group Ltd., 0.12%, 1/5/2015	255,000,000	255,000,000
Credit Agricole Corporate & Investment Bank, 0.05%, 1/2/2015	24,510,117	24,510,117
Nordea Bank Finland PLC, 0.03%, 1/2/2015	400,000,000	400,000,000
Royal Bank of Canada, 0.03%, 1/2/2015	125,000,000	125,000,000
Skandinaviska Enskilda Banken AB, 0.04%, 1/2/2015	100,000,000	100,000,000
Standard Chartered Bank, 0.04%, 1/2/2015	100,000,000	100,000,000
Sumitomo Mitsui Banking Corp., 0.01%, 1/2/2015	400,000,000	400,000,000
Total Time Deposits (Cost $1,404,510,117)		1,404,510,117

Municipal Investments 2.0%
Chicago, IL:
144A, TECP, 0.1%, 11/30/2015, LOC: Wells Fargo Bank NA	11,500,000	11,494,173
TECP, 0.18%, 3/17/2015	15,000,000	14,994,375
Johnson City, TN, Health & Educational Facilities Board, Hospital Revenue, Mountain States Health Alliance, Series B, 0.11%***, 8/15/2043, LOC: U.S. Bank NA	11,075,000	11,075,000
Kentucky, State Housing Corp. Revenue, Series O, 0.11%***, 1/1/2036, SPA: State Street Bank & Trust Co.	15,520,000	15,520,000
Michigan, Finance Authority, School Loan:
Series B, 0.11%***, 9/1/2050, LOC: PNC Bank NA	25,000,000	25,000,000
Series C, 0.12%***, 9/1/2050, LOC: Bank of Montreal	21,000,000	21,000,000
Michigan, RIB Floater Trust, Series 2014-6UE, 144A, 0.2%***, 6/1/2015, LOC: Barclays Bank PLC	70,075,000	70,075,000
Michigan, State Finance Authority Revenue, School Loan Revolving Fund, Series A, 144A, 0.12%***, 9/1/2053, LOC: JPMorgan Chase Bank NA	25,000,000	25,000,000
Minnesota, State Office of Higher Education Revenue, Supplementary Student, Series A, 0.11%***, 12/1/2043, LOC: U.S. Bank NA	11,500,000	11,500,000
New Hampshire, State Health & Education Facilities Authority Revenue, Higher Education Loan Corp., Series A, 0.1%***, 12/1/2032, LOC: Royal Bank of Canada	16,199,000	16,199,000
New Jersey, State Housing & Mortgage Finance Agency, Multi-Family Housing Revenue, Series C, 0.11%***, 11/1/2039, LOC: Bank of America NA	9,750,000	9,750,000
New York, State Housing Finance Agency Revenue, BAM South Housing, Series B, 144A, 0.1%***, 11/1/2048, LOC: JPMorgan Chase Bank NA	12,500,000	12,500,000
New York, State Housing Finance Agency Revenue, 605 West 42nd Street, Series B, 144A, 0.35%***, 5/1/2048, LOC: Bank of China	50,460,000	50,460,000
New York, State Housing Finance Agency Revenue, 88 Leonard Street, Series A, 144A, 0.1%***, 11/1/2037, LOC: Landesbank Hessen-Thuringen	11,750,000	11,750,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Series TR-T30001-I, 144A, 0.15%***, 6/15/2044, LIQ: Citibank NA	8,000,000	8,000,000
Ohio, State Housing Finance Agency, Residential Mortgage Revenue, Mortgage-Backed Securities Program, Series N, AMT, 0.05%***, 9/1/2036, SPA: State Street Bank & Trust Co.	100,000	100,000
Ohio, University Hospitals Health System, Inc., Hospital Revenue, Series C, 0.13%***, 1/15/2050, LOC: Barclays Bank PLC	25,000,000	25,000,000
Vermont, Economic Development Authority, TECP, 0.2%, 2/11/2015, LOC: JPMorgan Chase Bank NA	67,500,000	67,500,000
Total Municipal Investments (Cost $406,917,548)		406,917,548

Closed-End Investment Company 0.2%
Nuveen Select Quality Municipal Fund, Inc., Series 1-2525, 144A, AMT, 0.13%***, 5/1/2041, LIQ: Barclays Bank PLC (Cost $40,000,000)	40,000,000	40,000,000

Repurchase Agreements 26.3%
BNP Paribas, 0.2%, dated 1/9/2014, to be repurchased at $200,434,444 on 2/4/2015 (a) (b)	200,000,000	200,000,000
Federal Reserve Bank of New York, 0.05%, dated 12/31/2014, to be repurchased at $3,750,010,417 on 1/2/2015 (c)	3,750,000,000	3,750,000,000
Federal Reserve Bank of New York, 0.1%, dated 12/22/2014, to be repurchased at $500,019,444 on 1/5/2015 (d)	500,000,000	500,000,000
JPMorgan Securities, Inc., 0.382%, dated 2/13/2014, to be repurchased at $153,076,228 on 2/4/2015 (a) (e)	152,500,000	152,500,000
JPMorgan Securities, Inc., 0.413%, dated 7/3/2014, to be repurchased at $359,116,037 on 4/1/2015 (a) (f)	358,000,000	358,000,000
Wells Fargo Securities LLC, 0.3%, dated 12/29/2014, to be repurchased at $140,008,167 on 1/5/2015 (a) (g)	140,000,000	140,000,000
Wells Fargo Securities LLC, 0.4%, dated 11/4/2014, to be repurchased at $134,134,000 on 2/2/2015 (h)	134,000,000	134,000,000
Total Repurchase Agreements (Cost $5,234,500,000)		5,234,500,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $19,639,557,881)†	98.6	19,639,557,881
Other Assets and Liabilities, Net	1.4	277,943,092
Net Assets	100.0	19,917,500,973

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2014.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes and variable rate demand preferred shares are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of December 31, 2014.

† The cost for federal income tax purposes was $19,639,557,881.

(a) Open maturity repurchase agreement whose interest rate resets periodically and is shown at the current rate as of December 31, 2014. The dated date is the original day the repurchase agreement was entered into, the maturity date represents the next repurchase date. Upon notice, both the Portfolio and counterparty have the right to terminate the repurchase agreement at any time.

(b) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
1,660,000	Anheuser-Busch Companies LLC	6.45	9/1/2037	2,215,934
53,868	Apple, Inc.	1.0	5/3/2018	53,118
3,000,000	Bank of America NA	0.703	2/14/2017	2,993,904
20,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.3	3/10/2019	20,011,833
5,033,000	Barclays Bank PLC	0.812–3.75	2/17/2017– 5/15/2024	5,038,243
2,000,000	BHP Billiton Finance U.S.A. Ltd.	3.85	9/30/2023	2,122,644
315,201	BNP Paribas SA	1.375	3/17/2017	315,466
545,000	Boeing Co.	3.5	2/15/2015	554,021
3,930,000	BP Capital Markets PLC	0.652	11/7/2016	3,934,511
4,447,000	Caisse Centrale Desjardins	2.55	3/24/2016	4,571,698
9,619,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.25–5.25	1/14/2019– 5/24/2041	10,674,642
7,275,000	Credit Suisse AG	1.625–2.6	3/6/2015– 5/27/2016	7,385,319
3,000,000	DNB Boligkreditt AS	2.1	10/14/2015	3,048,155
2,000,000	Export-Import Bank of Korea	1.25	11/20/2015	2,006,507
6,732,948	General Electric Capital Corp.	2.3–5.875	4/27/2017– 1/14/2038	7,457,251
16,817,026	Intel Corp.	1.35	12/15/2017	16,792,137
24,787,060	Korea Development Bank	1.0–4.625	1/22/2016– 11/16/2021	26,833,411
61,000	Lloyds Bank PLC	2.35	9/5/2019	60,882
18,148,054	Mizuho Bank Ltd.	2.45–2.65	4/16/2019– 9/25/2019	18,030,461
2,698,000	Shell International Finance BV	2.0	11/15/2018	2,720,489
3,350,000	SpareBank 1 Boligkreditt AS	1.25	5/2/2018	3,303,196
40,147,469	State Grid Overseas Investment 2014 Ltd.	2.75–4.125	5/7/2019– 5/7/2024	40,581,411
20,000,000	Swedbank Hypotek AB	1.375	3/28/2018	19,858,642
4,437,000	The Toronto-Dominion Bank	2.2	7/29/2015	4,513,154
2,924,000	Total Capital Canada Ltd.	1.45	1/15/2018	2,920,509
1,684,910	Travelers Companies, Inc.	5.9	6/2/2019	1,955,258
47,675	Wal-Mart Stores, Inc.	1.125	4/11/2018	47,204
Total Collateral Value				210,000,000

(c) Collateralized by $3,865,855,000 U.S. Treasury Note, 1.625%, maturing on 11/15/2022 with a value of $3,750,010,469.

(d) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
375,019,100	U.S. Treasury Bond	4.5	5/15/2038	501,388,623
6,272,200	U.S. Treasury Note	1.625	8/15/2022	6,125,197
Total Collateral Value				507,513,820

(e) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
6,000,000	American Homes 4 Rent Trust	4.705	10/17/2036	6,139,865
1,825,000	BlueMountain CLO Ltd.	2.983	4/30/2026	1,752,062
7,000,000	Catamaran CLO Ltd.	2.881	4/20/2026	6,674,527
5,000,000	Cent CLO 21 Ltd.	3.031	7/27/2026	4,826,641
72,305,000	Chase Issuance Trust	0.267–2.16	5/15/2017– 9/16/2024	70,591,038
8,483,708	CLI Funding V LLC	2.83–3.38	3/18/2028– 10/18/2029	8,507,641
2,318,111	Green Tree Mortgage Loan Trust	0.57	12/25/2032	2,295,537
2,000,000	Magnetite IX Ltd.	3.23	7/25/2026	1,956,568
12,414,298	Morgan Stanley ABS Capital I, Inc. Trust	0.71	12/25/2034	11,929,629
1,000,000	Navistar Financial Dealer Note Master Trust	1.67	1/25/2018	1,000,554
12,548,425	NewStar Commercial Loan Trust	0.474	9/30/2022	12,350,162
5,000,000	OCP CLO Ltd.	2.983	10/24/2025	4,769,949
3,300,000	Palmer Square CLO Ltd.	3.082	5/15/2025	3,188,853
1,300,000	Santander Drive Auto Receivables Trust	3.78	10/15/2019	1,340,006
439,036	SLC Student Loan Trust	0.321	12/15/2021	437,982
1,253,492	SLM Student Loan Trust	0.441–0.464	3/15/2019– 1/25/2023	1,250,400
5,966,666	TAL Advantage V LLC	2.83–3.51	2/22/2038– 2/22/2039	5,939,271
144,321,068	WFRBS Commercial Mortgage Trust	1.573	6/15/2045	12,682,276
Total Collateral Value				157,632,961

(f) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
3,677,002	Aberdeen Loan Funding Ltd.	0.882	11/1/2018	3,651,039
690,000	Access Group, Inc.	0.634	7/25/2034	643,744
42,300,288	Aimco CLO	0.482	8/20/2020	42,092,778
94,385,237	ARES XI CLO Ltd.	0.512	10/11/2021	93,266,567
5,000,000	Atlas Senior Loan Fund V Ltd.	1.796	7/16/2026	4,991,139
1,009,893	BankAmerica Manufactured Housing Contract Trust	6.8	1/10/2028	1,026,651
20,361,900	Black Diamond CLO Luxembourg SA	0.483	4/29/2019	20,004,586
5,000,000	BlueMountain CLO Ltd.	1.689	7/20/2026	4,982,707
10,806,335	BlueMountain CLO III Ltd.	0.493	3/17/2021	10,693,461
5,000,000	Carlyle Global Market Strategies CLO Ltd.	1.678	7/27/2026	4,966,319
9,846,828	Carlyle High Yield Partners X Ltd.	0.446	4/19/2022	9,691,476
85,918	Chase Funding Trust	0.71–0.75	4/25/2033– 11/25/2034	79,000
65,345,000	Chase Issuance Trust	0.267–2.16	2/15/2017– 9/16/2024	63,095,638
1,463,760	Citigroup Mortgage Loan Trust, Inc.	0.815	8/25/2035	1,444,984
5,000,000	Clydesdale CLO Ltd.	0.612	12/19/2018	4,837,370
3,358,990	Conseco Finance Home Equity Loan Trust	8.0	6/15/2032	3,609,851
5,000,000	Galaxy XVIII CLO Ltd.	1.704	10/15/2026	4,987,864
8,000,000	HarbourView CLO	0.635	12/27/2019	7,783,237
34,517,667	Morgan Stanley Capital I Trust	1.177	6/15/2044	1,259,929
8,000,000	Nantucket CLO Ltd.	0.933	11/24/2020	7,801,101
273,000	Nelnet Student Loan Trust	0.354	4/25/2031	267,215
3,100,695	Northstar Education Finance, Inc.	0.983	10/30/2045	3,088,350
6,400,000	OZLM VI Ltd.	1.778	4/17/2026	6,382,573
990,000	Santander Drive Auto Receivables Trust	2.7	8/15/2018	1,008,411
15,649,777	SLM Private Credit Student Loan Trust	0.411–0.681	9/15/2020– 9/15/2033	15,059,882
117,293	SLM Student Loan Trust	1.734	4/25/2023	120,824
5,000,000	Stone Tower CLO V Ltd.	0.659	7/16/2020	4,859,449
48,085,397	Stone Tower CLO VI Ltd.	0.448	4/17/2021	47,710,697
51,552	U.S. Education Loan Trust LLC	0.364	3/1/2025	51,535
Total Collateral Value				369,458,377

(g) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
5,000,000	Aviation Capital Group Corp.	4.625	1/31/2018	5,289,354
10,852,000	Burlington Northern Santa Fe LLC	3.05	3/15/2022	10,929,055
6,246,140	Capital One Bank U.S.A. NA	3.375	2/15/2023	6,284,491
3,237,729	Citigroup, Inc.	4.3	11/20/2026	3,241,864
5,134,602	DCP Midstream Operating LP	3.25	10/1/2015	5,250,670
3,735,497	DIRECTV Holdings LLC	3.55	3/15/2015	3,797,068
115,000	Eaton Corp.	0.95	11/2/2015	114,913
8,221,247	El Paso Pipeline Partners Operating Co., LLC	5.0	10/1/2021	8,742,227
29,000	Fannie Mae Interest Strip	Zero Coupon	2/12/2016– 8/1/2018	27,832
25,000	Fannie Mae Principal Strip	Zero Coupon	2/1/2019	23,213
125,847,910	FHLMC Multifamily Structured Pass Through Certificates	0.56–3.615	4/25/2020– 6/25/2041	6,447,744
73,000	Financing Corp. Fico	Zero Coupon	6/6/2016– 12/27/2016	72,080
1,937,000	Ford Motor Credit Co., LLC	1.7	5/9/2016	1,948,730
7,331,000	FREMF Mortgage Trust	5.238	9/25/2043	8,105,103
4,000,000	M&T Bank Corp.	6.45	12/29/2049	4,245,717
6,450,000	National Retail Properties, Inc.	3.3	4/15/2023	6,371,353
10,300,000	Ohio Edison Co.	8.25	10/15/2038	16,597,695
1,618,542	Oncor Electric Delivery Co., LLC	2.15	6/1/2019	1,607,471
1,621,097	People's United Financial, Inc.	3.65	12/6/2022	1,636,683
10,156,162	Plains All American Pipeline LP	6.5	5/1/2018	11,610,152
13,540,180	Prudential Financial, Inc.	5.8–6.625	12/1/2037– 11/16/2041	17,411,826
8,375,765	Torchmark Corp.	3.8	9/15/2022	8,723,601
11,235,000	UDR, Inc.	5.25	1/15/2015	11,522,373
5,737,000	Wells Fargo & Co.	5.375	11/2/2043	6,567,139
Total Collateral Value				146,568,354

(h) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
388,000	Amazon.com, Inc.	0.65	11/27/2015	387,982
12,356,642	Aspen Insurance Holdings Ltd.	4.65	11/15/2023	12,894,053
2,686,000	BP Capital Markets PLC	1.846	5/5/2017	2,714,476
6,991,300	Cox Communications, Inc.	5.5	10/1/2015	7,325,135
426,658	DCP Midstream Operating LP	3.25	10/1/2015	436,303
1,176,791	El Paso Pipeline Partners Operating Co., LLC	5.0	10/1/2021	1,251,364
66,487,897	FHLMC Multifamily Structured Pass Through Certificates	1.654–2.51	11/25/2022– 11/25/2040	52,797,179
19,043,000	Liberty Mutual Group, Inc.	4.25	6/15/2023	19,638,644
10,784,288	Lowe's Companies, Inc.	5.125	11/15/2041	12,662,357
2,609,000	PNC Financial Services Group, Inc.	2.854	11/9/2022	2,567,373
3,030,000	Prudential Financial, Inc.	4.5–5.375	6/21/2020– 11/16/2021	3,360,442
5,195,000	Wells Fargo & Co.	1.175–3.676	6/26/2015– 6/15/2016	5,271,216
20,000	Wells Fargo Bank NA	5.6	3/15/2016	21,426
15,590,640	Willis Group Holdings PLC	5.75	3/15/2021	17,664,360
Total Collateral Value				138,992,310

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

LIQ: Liquidity Facility

LOC: Letter of Credit

SPA: Standby Bond Purchase Agreement

TECP: Tax Exempt Commercial Paper

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (i)	$—	$14,365,057,881	$—	$14,365,057,881
Closed-End Investment Company	$—	$40,000,000	$—	$40,000,000
Repurchase Agreements	—	5,234,500,000	—	5,234,500,000
Total	$—	$19,639,557,881	$—	$19,639,557,881

There have been no transfers between fair value measurement levels during the year ended December 31, 2014.

(i) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments in non-affiliated securities, valued at amortized cost	$14,405,057,881
Repurchase agreements, valued at amortized cost	5,234,500,000
Investments in securities, at value (cost $19,639,557,881)	19,639,557,881
Cash	274,382,081
Interest receivable	5,971,170
Other assets	289,808
Total assets	19,920,200,940
Liabilities
Accrued management fee	1,713,077
Accrued Trustees' fees	282,964
Other accrued expenses and payables	703,926
Total liabilities	2,699,967
Net assets, at value	$19,917,500,973

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Interest	$37,347,740
Expenses: Management fee	25,163,568
Administration fee	5,925,263
Custodian fee	234,921
Professional fees	245,255
Reports to shareholders	19,399
Trustees' fees and expenses	767,936
Other	489,263
Total expenses before expense reductions	32,845,605
Expense reductions	(5,288,951)
Total expenses after expense reductions	27,556,654
Net investment income	9,791,086
Net realized gain (loss) from investments	38,382
Net increase (decrease) in net assets resulting from operations	$9,829,468

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$9,791,086	$18,689,800
Net realized gain (loss)	38,382	269,542
Net increase (decrease) in net assets resulting from operations	9,829,468	18,959,342
Capital transactions in shares of beneficial interest: Proceeds from capital invested	177,895,822,788	203,102,122,625
Value of capital withdrawn	(178,202,393,435)	(207,716,596,936)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	(306,570,647)	(4,614,474,311)
Increase (decrease) in net assets	(296,741,179)	(4,595,514,969)
Net assets at beginning of period	20,214,242,152	24,809,757,121
Net assets at end of period	$19,917,500,973	$20,214,242,152

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
	2014	2013	2012	2011	2010
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19,918	20,214	24,810	20,784	34,432
Ratio of expenses before expense reductions (%)	.17	.16	.17	.16	.17
Ratio of expenses after expense reductions (%)	.14	.14	.14	.15	.16
Ratio of net investment income (%)	.05	.08	.14	.10	.16
Total Return (%)a,b	.05	.08	.14	.11	.17
a Total return would have been lower had certain expenses not been reduced. b Total return for the Portfolio was derived from the performance of Cash Reserves Fund Institutional.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Cash Management Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York trust.

The Portfolio is a master fund. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. The Portfolio may have several feeder funds, including affiliated Deutsche feeder funds and unaffiliated feeder funds; with a significant ownership percentage of the Portfolio's net assets. Investment activities of these feeder funds could have a material impact on the Portfolio. As of December 31, 2014, Cash Management Fund, Cash Reserves Fund Institutional, Cash Reserves Fund — Prime Series and Deutsche Money Market Series (formerly DWS Money Market Series) owned approximately 5%, 5%, 4% and 84%, respectively, of the Portfolio.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Portfolio are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Repurchase Agreements. The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Portfolio, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank or another designated subcustodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

As of December 31, 2014, the Portfolio held repurchase agreements with a gross value of $5,234,500,000. The value of the related collateral exceeded the value of the repurchase agreements at period end. The detail of the related collateral is included in the footnotes following the Portfolio's Investment Portfolio.

Federal Income Taxes. The Portfolio is considered a Partnership under the Internal Revenue Code, as amended. Therefore, no federal income tax provision is necessary.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

The Portfolio has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

The Portfolio makes an allocation of its net investment income and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio.

Under the Investment Management Agreement, the Portfolio pays the Advisor a monthly management fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $3.0 billion of the Portfolio's average daily net assets	.1500%
Next $4.5 billion of such net assets	.1325%
Over $7.5 billion of such net assets	.1200%

For the period from January 1, 2014 through December 31, 2014, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.14% of the Portfolio's average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended December 31, 2014, the Advisor waived a portion of its management fee aggregating $5,288,951, and the amount charged aggregated $19,874,617, which was equivalent to an annual effective rate of 0.10%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.03% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $5,925,263, of which $499,870 is unpaid.

Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain regulatory filing services to the Portfolio. For the year ended December 31, 2014, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $2,182, of which $1,809 is unpaid.

Trustees' Fees and Expenses. The Portfolio paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Line of Credit

The Portfolio and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement. The Portfolio had no outstanding loans at December 31, 2014.

D. Money Market Fund Reform

In July 2014, the SEC adopted money market fund reform intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. The Portfolio is required to comply with money market reforms by the specified compliance dates. As a result, the Portfolio may be required to take certain steps that will impact its structure and/or operations, which could impact the return potential of the Portfolio.

Report of Independent Registered Public Accounting Firm

To the Trustees and Holders of Beneficial Interest of Cash Management Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of Cash Management Portfolio (hereafter referred to as the "Portfolio") at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2015	PricewaterhouseCoopers LLP

Advisory Agreement Board Considerations and Fee Evaluation

Cash Reserves Fund Institutional (the "Fund"), a series of DWS Money Market Trust, invests all of its assets in Cash Management Portfolio (the "Portfolio") in order to achieve its investment objective. The Portfolio’s Board of Trustees approved the renewal of the Portfolio’s investment management agreement (the "Portfolio Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and the Fund’s Board of Trustees (which consists of the same members as the Board of Trustees of the Portfolio) approved the renewal of the Fund’s investment management agreement with DIMA (the "Fund Agreement," and together with the Portfolio Agreement, the "Agreements") in September 2014. The Portfolio’s Board of Trustees and the Fund’s Board of Trustees are collectively referred to as the "Board."

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2014, all of the Portfolio’s and Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of performance, fees and expenses, and profitability compiled by a fee consultant retained by the Portfolio’s and the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Portfolio and the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Portfolio’s and the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Portfolio and the Fund since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Portfolio and the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Portfolio and the Fund, and that the Fund Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA provides portfolio management services to the Portfolio and the Fund and that, pursuant to separate administrative services agreements, DIMA provides administrative services to the Portfolio and the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Portfolio’s and the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the Fee Consultant using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided by the Fee Consultant, the Board noted that for the one- and three-year periods ended December 31, 2013, the Fund’s gross performance (Institutional Class shares) was in the 3rd quartile of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Portfolio’s and the Fund’s investment management fee schedules and the Fund’s operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Portfolio and the Fund, which include 0.03% and 0.10% fees paid to DIMA under the respective administrative services agreements, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that, although shareholders of the Fund indirectly bear the Portfolio’s management fee, the Fund does not charge an additional investment management fee. Based on Lipper data provided as of December 31, 2013, the Board noted that the Fund’s total (net) operating expenses, which include Portfolio expenses allocated to the Fund, were lower than the median of the applicable Lipper expense universe for Institutional Class shares (2nd quartile). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted the expense limitation agreed to by DIMA. The Board also noted the significant voluntary fee waivers implemented by DIMA to ensure the Fund maintained a positive yield. The Board considered the management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Portfolio and Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Portfolio or the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreements. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Portfolio and the Fund and whether the Portfolio and the Fund benefit from any economies of scale. The Board noted that the Portfolio’s management fee schedule includes fee breakpoints. The Board concluded that the Portfolio’s and the Fund’s fee schedules represent an appropriate sharing between the Portfolio and the Fund, as the case may be, and DIMA of such economies of scale as may exist in the management of the Portfolio and the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Portfolio and the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Portfolio and the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other Deutsche funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site
deutscheliquidity.com/US
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset & Wealth Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Nasdaq Symbol	BIRXX
CUSIP Number	23337T 128
Fund Number	500

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

CRFINST-2
(R-025790-4 2/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

CASH RESERVES FUND INSTITUTIONAL
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$20,640	$0	$0	$0
2013	$19,437	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$63,439	$0	$63,439
2013	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Cash Reserves Fund Institutional, a series of DWS Money Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 27, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 27, 2015